UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SABA SOFTWARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2400 Bridge Parkway

Redwood Shores, California 94065-1166

September 28, 2009

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Saba Software, Inc. (“Saba”). The annual meeting will be held on Wednesday, November 18, 2009, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

The actions expected to be taken at the annual meeting are described in detail in the attached proxy statement and notice of annual meeting of stockholders.

Included with the proxy statement is a copy of our annual report on Form 10-K for the fiscal year ended May 31, 2009. We encourage you to read our Form 10-K. It includes information on our operations, markets, products and services, as well as our audited financial statements.

Please use this opportunity to take part in the affairs of Saba by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please vote over the Internet or by telephone, or complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Voting over the Internet or by telephone, or returning the proxy, does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/ BOBBY YAZDANI

Bobby Yazdani

Chairman of the Board and

Chief Executive Officer

SABA SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 18, 2009

TIME AND DATE	9:00 a.m., Pacific Time, on November 18, 2009

LOCATION	2400 Bridge Parkway Redwood Shores, California 94065-1166

PROPOSALS	(1) To elect two directors to serve until our 2012 annual meeting of stockholders or until their successors are duly elected or appointed.

(2) To approve the adoption of the 2009 Stock Incentive Plan, including the number of shares reserved for issuance thereunder, as a replacement for the Company’s 2000 Stock Incentive Plan.

(3) To approve the amendment and restatement of the 2000 Employee Stock Purchase Plan, including the number of shares reserved for issuance thereunder.

(4) To ratify the appointment by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010.

(5) To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

RECORD DATE	You are entitled to vote at the annual meeting and any adjournment or postponement thereof if you were a stockholder of record as of the close of business on September 21, 2009.

VOTING	YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. You may vote your shares over the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope. Voting instructions are printed on the proxy card included with this proxy statement. If you vote over the Internet or by phone, or send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,

/s/ PETER E. WILLIAMS III

Peter E. Williams III

Secretary

Redwood Shores, California

September 28, 2009

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, California 94065-1166

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

November 18, 2009

ABOUT THE MEETING

Why am I receiving these proxy materials?

The Board of Directors of Saba Software, Inc., a Delaware corporation, is furnishing these proxy materials to you in connection with the solicitation by Saba of proxies for our 2009 annual meeting of stockholders. The annual meeting will be held at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on November 18, 2009 at 9:00 a.m., Pacific Time. You are invited to attend the annual meeting and are entitled and requested to vote on the proposals outlined in this proxy statement.

This proxy statement and the accompanying proxy were first sent by mail to our stockholders on or about October 5, 2009.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on September 21, 2009 will be entitled to vote at the annual meeting. On this record date, there were 27,856,078 shares of common stock outstanding and entitled to vote. Each holder of our common stock, par value $0.001 per share, is entitled to one vote for each share of common stock owned as of the record date.

Stockholder of Record: Shares Registered in Your Name

If on September 21, 2009 your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 21, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What proposals will be voted on at the annual meeting?

At the annual meeting, our stockholders will be asked to vote on:

1. The election of two Class III directors to serve until the 2012 annual meeting of stockholders or until their respective successors are duly elected or appointed.

2. The approval of the adoption of the 2009 Stock Incentive Plan, including the number of shares reserved for issuance thereunder, as a replacement for the Company’s 2000 Stock Incentive Plan.

3. The approval of the amended and restated 2000 Employee Stock Purchase Plan, including the number of shares reserved for issuance thereunder.

4. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010.

5. Any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

What are the recommendations of the Board of Directors?

The Board of Directors recommends a vote:

1. “FOR” the election of William M. Klein and William N. MacGowan to serve as Class III directors through the 2012 annual meeting of stockholders.

2. “FOR” the approval of the adoption of the 2009 Stock Incentive Plan, including the number of shares reserved for issuance thereunder.

3. “FOR” the approval of the amended and restated 2000 Employee Stock Purchase Plan, including the number of shares reserved for issuance thereunder.

4. “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010.

5. “FOR” or “AGAINST” other matters that come before the annual meeting, as the proxy holders deem advisable.

How do I vote my shares?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, or by proxy via the Internet, by telephone or by mailing the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•

To vote via the Internet or by telephone, follow the instructions set forth on the enclosed proxy card. Stockholders submitting proxies over the Internet or by telephone should not mail the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Routine matters include, among other things, the election of directors and the ratification of the appointment of independent auditors. Non-routine matters include, among others, approval of a new stock incentive plan and amendments to employee stock purchase plans that extend the term as well as increase the numbers of shares reserved for issuance thereunder. Shares registered in “street name” for which proxies are voted on some, but not all, matters to come before the annual meeting will be counted as present for quorum purposes, but will not be considered as voting as to those matters with respect to which no vote is indicated.

What constitutes a quorum?

A majority of the outstanding shares of our common stock as of the record date must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a “quorum.” All shares present in person or represented by proxy shall be counted as being present at the annual meeting, including properly executed proxies marked “abstain” as well as broker non-votes.

What is the voting requirement to approve each of the proposals?

Proposal No. 1. The two candidates receiving the greatest number of affirmative votes of the shares of our common stock present in person, or represented by proxy, and entitled to vote at the annual meeting will be elected, provided a quorum is present and voting. Because directors are elected by a plurality vote (whereby the candidates receiving the greatest number of affirmative votes cast will be elected), abstentions and broker non-votes will not be counted toward a nominee’s total and therefore will have no effect on the results of the election of the nominee.

Proposal No. 2. Approval of the adoption of the 2009 Stock Incentive Plan, including the number of shares reserved for issuance thereunder, requires the affirmative vote of a majority of the shares of our common stock present in person, or represented by proxy, and entitled to vote at the annual meeting. Broker non-votes will not be counted as having been voted on Proposal No. 2. Abstentions have the same effect as an “Against” vote on Proposal No. 2.

Proposal No. 3. Approval of the amended and restated 2000 Employee Stock Purchase Plan, including the number of shares reserved for issuance thereunder, requires the affirmative vote of a majority of the shares of our common stock present in person, or represented by proxy, and entitled to vote at the annual meeting. Broker non-votes will not be counted as having been voted on Proposal No. 3. Abstentions have the same effect as an “Against” vote on Proposal No. 3.

Proposal No. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm will require the affirmative vote of a majority of the shares of our common stock present in person, or represented by proxy, and entitled to vote at the annual meeting. Broker non-votes will not be counted as having been voted on Proposal No. 4. Abstentions have the same effect as an “Against” vote on Proposal No. 4.

What if I return a proxy card but do not make specific choices?

If you return a proxy without indicating any voting selections, your shares will be voted “For” the election of the nominee for director, “For” the approval of the adoption of the 2009 Stock Incentive Plan, “For” the approval of the amended and restated 2000 Employee Stock Purchase Plan, and “For” the ratification of the appointment of the independent registered public account firm. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who will tabulate the votes?

A representative of BNY Mellon Shareowner Services, our transfer agent, will act as the inspector of elections for the annual meeting and will tabulate the stockholder votes, abstentions and broker non-votes at the meeting.

Can I change my vote after submitting my proxy?

You may revoke your proxy at any time before the final vote at the annual meeting. You may do so by one of the following three ways:

•

if you voted your proxy by mail, by submitting another proxy card bearing a later date or by sending a written notice of revocation to our Secretary at 2400 Bridge Parkway, Redwood Shores, California 94065-1166;

•

if you voted your proxy via the Internet or by telephone, by voting again using the same method used for the original vote (i.e. the Internet or telephone) so long as you retain the proxy card referencing your voter control number; or

•	attending AND voting in person at the annual meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I find out the voting results?

We will announce the preliminary results at the annual meeting and publish the final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2010.

How can I avoid having duplicate copies of the proxy statements sent to my household?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports, which results in cost savings for us. The practice of “householding” means that only one copy of the proxy statement and annual report will be sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder who contacts our Investor Relations department at 2400 Bridge Parkway, Redwood Shores, California 94065-1166 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of those documents for a stockholder’s household in the future, that stockholder should contact his, her or its broker, other nominee record holder, or our investor relations department to request mailing of a single copy of the proxy statement and annual report.

When are stockholder proposals due for next year’s annual meeting?

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals in writing to our Secretary in a timely manner. In order to be included in the proxy statement for the 2010 annual meeting of stockholders, stockholder proposals must be received by our Secretary no later than June 7, 2010 and no earlier than April 8, 2010, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting—For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must provide to our Secretary timely written notice of the proposals. To be timely for our 2010 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received at 2400 Bridge Parkway, Redwood Shores, California 94065-1166 not less than 90 days prior to the date of the annual meeting. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of our shares which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The notice of annual meeting of stockholders, this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, are available at http://www.saba.com/company/investor_relations/. Information on our website, other than these materials, is not a part of these proxy solicitation materials.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors on our Board of Directors is currently fixed at seven. Our Certificate of Incorporation divides our Board of Directors into three classes designated Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. Our Board of Directors is currently composed of the following six members:

Class	Directors	Expiration of Term
I	Joe E. Kiani and George A. de Urioste	2010 annual meeting of stockholders
II	Bobby Yazdani and Dow R. Wilson	2011 annual meeting of stockholders
III	William M. Klein and William N. MacGowan	2009 annual meeting of stockholders

Our Board of Directors has one vacant Class II director seat. We currently have not identified an individual to fill the vacancy on our Board of Directors.

At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring. Directors will be elected by a plurality of votes cast.

At the annual meeting, the stockholders will elect two Class III directors, each to serve a three year term until the election and qualification of a successor at the 2012 annual meeting of stockholders, until a successor is otherwise duly elected or appointed and qualified or until the director’s earlier resignation or removal. Our Board of Directors has nominated William M. Klein and William N. MacGowan for election as Class III directors. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a nominee or as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Information Regarding the Nominees and Other Directors

Nominees for Class III Directors for a Term Expiring in 2012

Name	Age	Principal Occupation and Business Experience
William M. Klein	52

William M. Klein has been a Director of Saba since September 9, 2009. Mr. Klein served as Vice President of Corporate Development of BEA Systems, Inc. from February 2005 until its acquisition by Oracle Corporation in April 2009. Mr. Klein served as Chief Financial Officer of BEA Systems from January 2000 to February 2005. Prior to joining BEA Systems, Mr. Klein held senior management positions with Hewlett-Packard Company from 1986 to 2000, most recently as Vice President and Chief Financial Officer of the Inkjet Imaging business. Prior to Hewlett-Packard, Mr. Klein was a Senior Manager with PricewaterhouseCoopers LLP. Mr. Klein holds a B.S. from California State University, Chico and is a Certified Public Accountant. Mr. Klein is a member of the Audit and Compensation Committees of Saba’s Board of Directors.

William N. MacGowan	52	William N. MacGowan has been a Director of Saba since September 22, 2009. Mr. MacGowan has served as the Chief Human Resources Officer and Executive Vice President of People and Places of Sun Microsystems, Inc. (“Sun”) since April 2006. Mr. MacGowan joined Sun in May 2000 and, prior to his appointment to serve in his current position, he served in various executive and senior management human resources positions, including Senior Vice President, Human Resources, from April 2004 to April 2006, Vice President, Human Resources, Global Centers of Expertise, from May 2003 to April 2004, Vice President, Human Resources, Systems, Storage and Operations, from May 2002 to May 2003 and Vice President, Human Resources, Enterprise Services, from May 2000 to May 2002. Prior to joining Sun, Mr. MacGowan held executive and senior management human resources positions at Quest Diagnostics Incorporated, Allergan, Inc. and Northrop Grumman Corporation. Mr. MacGowan holds a B.A. from Claremont McKenna College. Mr. MacGowan is Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee of Saba’s Board of Directors.

Incumbent Class II Directors Whose Term Expires in 2011

Name	Age	Principal Occupation and Business Experience
Bobby Yazdani	46	Our Chairman and Chief Executive Officer. Bobby Yazdani founded Saba, has been a Director of Saba since our inception in April 1997 and has served as Saba’s Chairman of the Board and Chief Executive Officer since September 2003. From February 2003 through September 2003, Mr. Yazdani served as Saba’s President and Chief Operating Officer. From April 1997 until February 2003, Mr. Yazdani served as Saba’s Chairman of the Board and from April 1997 until March 2002, Mr. Yazdani served as Chief Executive Officer. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

Dow R. Wilson	50	Executive Vice President of Varian Medical Systems. Dow R. Wilson has been a Director of Saba since August 2006. Mr. Wilson is Executive Vice President of Varian Medical Systems, a company that designs and manufactures advanced equipment and software products for treating cancer with radiation, and President of its Oncology Systems division. Mr. Wilson joined Varian in 2005, following a 19-year career with General Electric, a diversified industrial corporation, in a variety of senior management positions in both the United States and Europe. Most recently, Mr. Wilson served as CEO for GE Healthcare-Information and Patient Monitoring Technologies. Prior to that, he served as Global General Manager for a number of GE’s imaging businesses, including, X-ray, Functional Imaging, and Computed Tomography. He also ran GE’s Lexan Sheet business in Europe. Mr. Wilson holds a B.A. from Brigham Young University and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. Mr. Wilson is Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee of Saba’s Board of Directors.

Incumbent Class I Directors Whose Term Expires in 2010

Name	Age	Principal Occupation and Business Experience
Joe E. Kiani	45	Chairman and Chief Executive Officer of Masimo Corporation. Joe E. Kiani has been a Director of Saba since July 1997. Mr. Kiani is the Founder of Masimo Corporation, a provider of signal processing and sensor technology to the medical device industry, and has served as its Chief Executive Officer and Chairman of the Board since Masimo’s inception in 1989. Mr. Kiani holds a B.S. and M.S. from San Diego State University. Mr. Kiani is a member of the Compensation and Corporate Governance and Nominating Committees of Saba’s Board of Directors.

George A. de Urioste	54	George A. de Urioste has been a Director of Saba since January 2008. From January 2008 to October 2008, Mr. de Urioste served as Acting Chief Operating Officer and Interim Chief Financial Officer of Marvell Technology Group Ltd., a semiconductor provider. From November 2004 to March 2006, Mr. de Urioste served as the Chief Operating Officer and Chief Financial Officer of Chordiant Software, a provider of enterprise software for customer service and marketing processes. From June 2000 to July 2003, Mr. de Urioste was the Chairman and Chief Executive Officer of Aeroprise, Inc., a private mobile workflow management software company that he co-founded in 2000. From March 1993 to July 1998, Mr. de Urioste was the Chief Financial Officer and Vice President of Finance and Operations for Remedy Corporation, a provider of enterprise software. Mr. de Urioste holds a B.S. from the University of Southern California and an M.B.A. from the University of California at Berkeley. Mr. de Urioste is a Certified Public Accountant. Mr. de Urioste is Chairman of the Audit Committee.

PROPOSAL NO. 2

APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

At the annual meeting, stockholders are being asked to approve the adoption of the Saba Software, Inc. 2009 Stock Incentive Plan (the “2009 Stock Plan”). In September 2009, the Board of Directors adopted the 2009 Stock Plan, subject to its approval by the Company’s stockholders. If the stockholders approve the 2009 Stock Plan, the Company’s 2000 Stock Incentive Plan (the “Expiring Plan”), which expires in January 2010, will be terminated. Awards granted under the Expiring Plan prior to its termination will continue to be governed by such plan after termination. If the stockholders do not approve the 2009 Stock Plan, the Expiring Plan will remain in effect through the remainder of its term.

The Board believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value. The Board believes that plans such as the 2009 Stock Plan increase the Company’s ability to achieve this objective, and, by allowing for several different forms of long-term incentive awards, help the Company to recruit, reward, motivate and retain talented personnel. The Board believes strongly that the approval of the 2009 Stock Plan is essential to the Company’s continued success. In particular, the Board believes that the Company’s employees are its most valuable assets and that the awards permitted under the 2009 Stock Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company competes. Such awards also are crucial to the Company’s ability to motivate employees to achieve its goals.

In order to address potential stockholder concerns regarding the number of options, stock appreciation rights or other stock awards we grant in a given year, management intends that over the next three fiscal years beginning June 1, 2009 the Company will not grant a number of shares subject to options, stock appreciation rights or other stock awards to employees or nonemployee directors at an average rate greater than 6.76% of the number of shares of our common stock that we believe will be outstanding over such three year period. For purposes of calculating the number of shares granted in a year, any “full-value” awards (awards other than options or stock appreciation rights) will count as equivalent to 1.5 shares.

The following is a summary of the principal features of the 2009 Stock Plan, which is filed with the SEC as Appendix A to this proxy statement. The following summary does not purport to be a complete description of all provisions of the 2009 Stock Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

Purpose of the 2009 Stock Plan

The 2009 Stock Plan will allow the Company to make broad-based grants of stock options (non-statutory and incentive), stock appreciation rights, restricted stock and restricted stock units to employees, non-employee directors and consultants as key elements of compensation. The 2009 Stock Plan will be administered by our Board of Directors or a committee authorized by the Board of Directors in accordance with the provisions contained in the 2009 Stock Plan.

Key Terms

The key terms of the 2009 Stock Plan are summarized below:

Shares Authorized:	2,900,000, subject to adjustment based on stock splits or similar events.

Types of Awards:	Stock options (non-statutory and incentive), stock appreciation rights, restricted stock and restricted stock units.

For purposes of the authorized share reserve under the 2009 Stock Plan, the grant of a stock option or stock appreciation right will count against the share reserve as one share for each one share subject to such an award, while the grant of a full value award are awards other than options and stock appreciation rights will count against the share reserve as 1.26 shares for every one share subject to an award. Therefore, a grant of 100 shares of restricted stock shall count as 126 shares against the share reserve. To the extent that an award that counted as 1.26 shares against the 2009 Stock Plan reserve for each share subject to the award is returned to the 2009 Stock Plan, 1.26 shares will be credited back to the reserve and will be available for issuance under the 2009 Stock Plan.

Per-person limits on grants are included in the various sections of the 2009 Stock Plan under which each type of award is made in accord with Section 162(m) requirements.

Award Terms:	Options and stock appreciation rights shall have ten (10) year maximum terms. For all awards, vesting and performance vesting criteria, if applicable, will be established at the date of grant.

Eligible Participants:	Employees, non-employee directors and consultants of the Company or any of its affiliates.

Description of the 2009 Stock Plan

The 2009 Stock Plan provides for the grant of incentive awards that include: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units and (v) dividend equivalent rights. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the 2009 Stock Plan include employees, non-employee directors and consultants who provide services to the Company and its affiliates. As of August 31, 2009, approximately 558 employees and non-employee directors would be eligible to participate in the 2009 Stock Plan.

Number of Shares of Common Stock Available Under the 2009 Stock Plan

The Board has reserved 2,900,000 shares of the Company’s common stock for issuance under the 2009 Stock Plan. The shares may be either authorized, but unissued, common stock or treasury shares. Shares subject to full value awards are awards other than options and stock appreciation rights will count against the share reserve as 1.26 shares for every one share subject to such an Award. To the extent that an Award that counted as 1.26 shares against the 2009 Stock Plan reserve for each share subject to the Award is returned to the 2009 Stock Plan, 1.26 shares will be credited back to the reserve and will thereafter be available for issuance under the 2009 Stock Plan.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than options and stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2009 Stock Plan (unless the 2009 Stock Plan has terminated). Awards paid out in cash rather than shares will not reduce the number of shares available for issuance under the 2009

Stock Plan. If a stock appreciation right is settled in shares, or a stock option is exercised using shares, such shares as well as shares that represent payment of the exercise price and tax related to the award will cease to be available under the 2009 Stock Plan.

If the Company declares a dividend or other distribution (other than a normal cash dividend) or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s common stock, the Committee will adjust the number and class of shares that may be delivered under the 2009 Stock Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Administration of the 2009 Stock Plan

The Board, or a committee authorized by the Board (the Board or such committee is referred to as the “Administrator”), will administer the 2009 Stock Plan. Subject to the terms of the 2009 Stock Plan, the Administrator has the sole discretion to select the employees, consultants, and non-employee directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2009 Stock Plan and outstanding Awards.

Options

The Administrator is able to grant non-statutory stock options and incentive stock options under the 2009 Stock Plan. The Administrator determines the number of shares subject to each option, although the 2009 Stock Plan provides that a participant may not receive options (and/or stock appreciation rights) for more than five hundred thousand (500,000) shares in any fiscal year, except in connection with his or her initial service as an employee with the Company, in which case he or she may be granted an option (and/or stock appreciation rights) to purchase up to an additional five hundred thousand (500,000) shares.

The Administrator determines the exercise price of options granted under the 2009 Stock Plan, provided the exercise price must be at least equal to 100% of the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of an option may not exceed ten (10) years, except that, with respect to any participant who owns 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five (5) years.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the agreement governing his or her Award. No incentive stock option may be exercised more than three (3) months after the participant’s termination of service for any reason other than disability or death (unless the participant dies during such three (3) month period and/or the participant’s agreement governing his or her Award, or the Administrator, permits later exercise). No incentive stock option may be exercised more than one (1) year after the participant’s termination of service due to disability or death (unless the participant’s agreement governing his or her Award, or the Administrator, permits later exercise). In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

The Administrator will be able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of common stock or a combination of both. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2009 Stock Plan. The Administrator, subject to the terms of the 2009 Stock Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2009 Stock Plan; provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant. The term of a stock appreciation right may not exceed ten (10) years. No participant will be granted stock appreciation rights (and/or options) covering more than five hundred thousand (500,000) shares during any fiscal year, except that a participant may be granted stock appreciation rights (and/or options) covering up to an additional five hundred thousand (500,000) shares in connection with his or her initial service as an employee with the Company.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the agreement governing his or her stock appreciation right. If a participant dies prior to the exercise of his or her stock appreciation rights, the Administrator, in its discretion, may provide that the stock appreciation rights will be exercisable for up to one (1) year after the date of death. In no event will a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock

Awards of restricted stock are rights to acquire or purchase shares of the Company’s common stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based upon continued employment or service with the Company, the achievement of specific performance goals, applicable laws, or any other basis determined by the Administrator in its discretion. Subject to the provisions of the 2009 Stock Plan, after the grant of restricted stock, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse at a rate determined by the Administrator.

The Award agreement governing the grant of the restricted stock will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Administrator will determine the number of shares granted pursuant to an Award of restricted stock. With respect to restricted stock intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Administrator, in its discretion, may set restrictions based upon the achievement of specific performance objectives. The Administrator shall determine the number of shares of restricted stock granted to any participant, but no participant will be granted more than two hundred fifty thousand (250,000) shares of restricted stock (and/or restricted stock units) during any fiscal year.

Restricted Stock Units

Awards of restricted stock units result in a payment to a participant only if the vesting criteria the Administrator establishes is satisfied. For example, the Administrator may set restrictions based on the achievement of specific performance goals or upon continued employment or service with the Company. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. Subject to the provisions of the 2009 Stock Plan, after the grant of restricted stock units, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Award and may accelerate the time at which any restrictions will lapse at a rate determined by the Administrator.

The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of shares available for grant under the 2009 Stock Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company. The Administrator determines the number of restricted stock units granted to any participant. With respect to restricted stock units intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of specific performance objectives. The Administrator shall determine the number of restricted stock units granted to any participant, but no participant may be granted more than two hundred fifty thousand (250,000) restricted stock units (and/or shares of restricted stock) during any fiscal year.

Dividend Equivalent Rights

Dividend equivalent rights are rights entitling the participant to compensation measured by dividends paid with respect to our shares of common stock.

Performance Goals

Awards under the 2009 Stock Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and/or (xvii) market share. In granting Awards that are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code.

Transferability of Awards

Awards granted under the 2009 Stock Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate, subject to 2009 Stock Plan provisions generally limiting transfer to certain family members and charitable organizations.

No Repricings without Stockholder Approval

Under the 2009 Stock Plan, the Company must obtain stockholder approval prior to (a) the reduction of the exercise price or base appreciation amount of any option or stock appreciation right awarded under the 2009 Stock Plan, or (b) the cancellation of an option or stock appreciation right at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right, award of restricted stock or other Award (unless the cancellation and exchange occurs in connection with a “corporate transaction”, as defined in the 2009 Stock Plan).

Amendment and Termination of the 2009 Stock Plan

The Administrator will have the authority to amend, suspend or terminate the 2009 Stock Plan. No amendment, suspension or termination of the 2009 Stock Plan will impair the rights of any participant, without the consent of the participant. The 2009 Stock Plan will remain in effect until September 9, 2019 unless sooner terminated pursuant to the provisions of the 2009 Stock Plan.

Corporate Transaction

In the event of a “corporate transaction”, as defined in the 2009 Stock Plan, each outstanding Award will terminate unless (i) such Award is assumed by the successor corporation or any of its parents or subsidiaries, (ii) the participant’s agreement governing his or her Award provides otherwise, or (iii) the Administrator shall otherwise determine.

Information Regarding Shares Outstanding and Awards Outstanding under Saba’s Equity Compensation Plans

As of May 31, 2009, we had reserved for future issuance a total of 6,632,334 shares of common stock consisting of (i) 4,933,143 shares subject to outstanding stock options, (ii) 352,200 shares subject to outstanding restricted stock units, (iii) 761,345 shares available for future award grants under the Expiring Plan and (iv) 770,832 shares reserved for future purchases under the 2000 Employee Stock Purchase Plan. The foregoing amounts do not include the 2,900,000 shares being requested under this proposal for use under the 2009 Stock Plan or the additional shares being requested under Proposal No. 2 for use under the 2000 Employee Stock Purchase Plan, as amend and restated. As previously noted, if the stockholders approve the 2009 Stock Plan, no further awards will be made under the Expiring Plan. As of May 31, 2009, under our equity compensation plans, a total of 4,933,143 options were outstanding, with a weighted average exercise price of $4.06 per share and a weighted average remaining term of 6.9 years, and a total of 352,200 restricted stock unit awards were outstanding.

Number of Awards Granted to Employees, Consultants and Directors

The number of Awards that an employee, director or consultant may receive under the 2009 Stock Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares of common stock subject to options granted under the Expiring Plan during the last fiscal year, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares subject to restricted stock units awarded under the Expiring Plan during the last fiscal year, and (iv) the dollar value of such shares based on $1.30 per share.

Name of Individual or Group	Number of Shares Subject to Options Granted (#)	Average Per Share Exercise Price ($)	Number of Shares Subject to Restricted Stock Units (#)	Dollar Value Shares Subject to Restricted Stock Units ($)
Bobby Yazdani	150,000	$1.30	—	—
Chairman of the Board of Directors and Chief Executive Officer

William Slater(1)	300,000	$1.02	—	—
Chief Financial Officer

Peter Williams	50,000	$1.30	—	—
Executive Vice President, Corporate Development and Secretary

Carol Rice-Murphy(2)
Former Interim Chief Financial Officer

All current executive officers, as a group	750,000	$1.34	—	—

All current directors who are not executive officers, as a group	60,000	$1.30	—	—

All employees who are not executive officers, as a group	476,150	$2.11	360,000	$468,000

(1)	Mr. Slater joined the Company as Chief Financial Officer in December 2008.
(2)	Ms. Rice-Murphy served as Interim Chief Financial Officer from June 2008 until December 2008.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2009 Stock Plan. Tax consequences for any particular individual may be different.

Non-statutory Stock Options

No taxable income is reportable when a non-statutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for non-statutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. This taxable income is not subject to income tax withholding.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income (subject to withholding) in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock and Restricted Stock Units

A participant generally will not have taxable income at the time an Award of restricted stock or restricted stock units are granted. Instead, in the case of restricted stock, he or she will recognize ordinary income when (and to the extent that) his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. In the case of restricted stock units, he or she will generally recognize ordinary income when (and to the extent that) the Award is settled.

Dividend Equivalent Rights

A participant will generally have income when the dividend equivalent right is payable to the participant.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2009 Stock Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2009 Stock Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2009 Stock Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Section 409A

Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may be made only on specified dates or on or following the occurrence of certain events (e.g., the individual’s separation from service or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distributions in connection with a separation from service commence no earlier than six months after such officer’s separation from service.

Awards granted under the 2009 Stock Plan with a deferral feature will generally be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award will recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest charges and penalties. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2009 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PROPOSAL NO. 3

APPROVAL OF THE AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

At the annual meeting, stockholders are being asked to approve an amendment and restatement of our 2000 Employee Stock Purchase Plan (the “2000 ESPP”), that will (i) extend the term of the 2000 ESPP through November 18, 2019, (ii) eliminate the automatic annual share increase provision of the 2000 ESPP, (iii) increase the number of shares of common stock reserved for issuance under the 2000 ESPP by 261,693 shares, to an aggregate of 1,000,000 shares available for issuance by us under the 2000 ESPP as of November 18, 2009, and (iv) effect various technical revisions and improvements. The 2000 ESPP was originally adopted by our Board of Directors and approved by our stockholders in January 2000.

On September 9, 2009, our Board of Directors adopted, subject to stockholder approval, the amended and restated 2000 ESPP. Our Board of Directors believes that amending the ESPP to extend the termination date and to increase the number of shares available for issuance thereunder is critical in enabling us to continue offering this form of equity compensation to our eligible employees and eligible employees of our participating affiliates (whether now existing or subsequently established) and to motivate high levels of performance through ownership of our common stock.

The following is a summary of the principal features of the 2000 ESPP, as amended and restated September 9, 2009, which is filed with the SEC as Appendix B to this proxy statement. The following summary does not purport to be a complete description of all provisions of the amended and restated 2000 ESPP.

Except for the proposed amendment described above in this proposal 3, the Company’s stockholders are not being asked to approve any other material amendments to the 2000 ESPP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

Purpose of the 2000 ESPP

The purpose of the 2000 ESPP is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of our common stock through payroll deductions. The 2000 Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. The Company adopted the 2000 ESPP in January 2000 and eligible employees have participated in the plan since April 2000. However, without taking into account the proposed amendment and restatement contemplated in this proposal 3, the 2000 ESPP is scheduled to expire in January 2010. Accordingly, the Company is asking stockholders to approve the amended and restated 2000 ESPP so that the Company can continue to have an Employee Stock Purchase Plan to help the Company attract, retain and motivate employees through stock ownership.

Administration

The 2000 ESPP is currently administered by the Board of Directors that has the final power to construe and interpret the 2000 ESPP and the rights granted under it. The Board has the power, subject to the provisions of the 2000 ESPP, to determine when and how rights to purchase common stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of the Board. The Board may abolish any such committee at any time and revest in itself the administration of the 2000 ESPP.

Offerings

The 2000 ESPP is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is two years in duration. Two-year offering periods are currently administered in four successive 6-month purchase periods. The Board may set the duration of an offering for a period of time not to exceed 27 months.

Eligibility

Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the 2000 ESPP, provided such employee has been in the continuous employ of the Company for at least three days preceding the first day of the offering period.

Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the 2000 ESPP if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

Participation in the 2000 ESPP

Eligible employees become participants in the 2000 ESPP by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employee’s total compensation during the purchase period.

Purchase Price

The purchase price per share at which shares are sold in an offering under the 2000 ESPP is the lower of (i) 85% of the fair market value of a share of common stock on the date of commencement of the offering, or (ii) 85% of the fair market value of a share of common stock on any purchase date.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the 2000 ESPP and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

Purchase of Stock

By executing an agreement to participate in the 2000 ESPP, the employee is entitled to purchase shares under such plan. In connection with offerings made under the 2000 ESPP, the Board has imposed a 2,000 share limit on the number of shares of common stock that can be purchased by any participant during any offering period and a 500 share limit on the number of shares of common stock that can be purchased by any participant during any purchase period. In the event of any stock split, dividend, distribution or other change in the capital structure of the Company, appropriate adjustments will be made in these limits. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Number of Shares of Common Stock Available under the Plan

A maximum of one million (1,000,000) shares of common stock will be available for issuance pursuant to the 2000 ESPP. Shares sold under the 2000 ESPP may be newly issued shares or treasury shares. In the event of any stock split, dividend, distribution or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the 2000 ESPP.

Withdrawal

While each participant in the 2000 ESPP is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the 2000 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the 2000 ESPP.

Termination of Employment

Rights granted pursuant to any offering under the 2000 ESPP terminate immediately upon cessation of an employee’s employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the 2000 ESPP are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

The Board may, in its discretion, suspend or terminate the 2000 ESPP at any time.

The Board may amend the 2000 ESPP at any time. Any amendment of the 2000 ESPP must be approved by the stockholders if such approval is required in order to comply with the requirements of applicable law, including Section 423 of the Code.

Rights granted before amendment or termination of the 2000 ESPP will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

Effect of Certain Corporate Events

In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the 2000 ESPP or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised or cancelled in exchange for property immediately prior to, or concurrent with, any such event.

Number of Shares Purchased by Certain Individuals and Groups

Given that the number of shares that may be purchased under the 2000 ESPP is determined, in part, on the stock’s market value on the first and last day of the enrollment period and given that participation in the Plan is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of the Company’s common stock that were purchased during the year ended May 31, 2009 under the 2000 ESPP, and the (b) average price per share purchase price paid for such shares.

	Number of Purchased Shares	Weighted Average Purchase Price
All Named Executive Officers, as a group(1)		$0
All current directors who are not Named Executive Officers, as a group(2)	—	$0
All employees who are not executive officers, as a group	72,492	$2.08

(1)	The “Named Executive Officers” are those officers identified in the Summary Compensation Table on page 32 of this proxy statement.
(2)	Directors who are not employees of the Company are not eligible to participate in the 2000 ESPP.

Summary of U.S. Federal Income Tax Consequences

Rights granted under the 2000 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date.

There are no federal income tax consequences to the Company by reason of the grant or purchase of rights under the 2000 ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation).

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and the Board of Directors has ratified Ernst & Young LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending May 31, 2010. Ernst & Young LLP has audited our financial statements for each fiscal period since our inception in 1997. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

If the stockholders fail to ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and in the best interests of our stockholders.

We have been informed by Ernst & Young LLP that they are not aware of any relationships between Ernst & Young LLP and us that, in their professional judgment, may reasonably be thought to bear on their independence. In making its recommendation to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2010.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended May 31, 2009 and May 31, 2008 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2009	Fiscal 2008
Audit Fees(1)	$1,483,027	$1,892,076
Audit-Related Fees(2)	$15,145	$—
Tax Fees(3)	$35,000	$57,323
All Other Fees(4)	$25,125	$2,640

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Saba’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, including registration statements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval.

CORPORATE GOVERNANCE

Code of Ethics and Business Code of Conduct

We have adopted a Code of Ethics that applies to, among others, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. We have also adopted a Business Code of Conduct which applies to all of our employees, including our officers and directors. The Code of Ethics and the Business Code of Conduct are available on our website under “Investor Relations—Corporate Governance” at www.saba.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Ethics or Business Code of Conduct will be promptly disclosed to the public. To the extent permitted by such legal requirements, we intend to make such public disclosure by posting the relevant material on our website in accordance with Securities and Exchange Commission rules.

Independence of the Board of Directors

Our Board of Directors has determined that, with the exception of Bobby Yazdani, all of its other members are “independent directors” as that term is defined in the Nasdaq listing standards. Mr. Yazdani, our Chairman and Chief Executive Officer, is not an independent director by virtue of his employment with us.

In making this determination, our Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with us. In determining the independence of Messrs. Kiani and Wilson, our Board of Directors took into account the fact that they serve as executive officers at companies that are our customers, and the amounts paid to us by such customers. The Board does not believe that these relationships would interfere with Messrs. Kiani’s or Wilson’s exercise of independent judgment in carrying out their responsibilities as a director.

Meetings and Committees of the Board of Directors

During our fiscal year ended May 31, 2009, our Board of Directors met 13 times. No current director attended fewer than 75% of all the meetings of the Board of Directors and its committees on which he served after becoming a member of the Board of Directors. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The current members of these standing committees are identified in the table below:

Director	Audit	Compensation	Corporate Governance and Nominating Committee
Joe E. Kiani		X	X
William M. Klein	X	X
George de Urioste	Chair
Dow R. Wilson	X		Chair
Bobby Yazdani
William N. MacGowan		Chair	X

The Audit Committee

During our fiscal year ended May 31, 2009, the Audit Committee held 10 meetings. The Audit Committee oversees our accounting and financial reporting processes and audits of our financial statements. The Audit Committee reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters. The Audit Committee reviews and monitors our corporate financial reporting and external audits, including, among other things, our internal control functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have significant impact on our financial reports. In addition, the Audit Committee is responsible for the appointment and oversight of our independent registered public accounting firm, including with respect to setting compensation for our independent registered public accounting firm. See “Report of the Audit Committee of the Board of Directors” on page 41 of this proxy statement. Our Board of Directors adopted and approved a charter for the Audit Committee on October 21, 1999. The charter for the Audit Committee has been subsequently amended at various times to reflect relevant provisions of the Sarbanes-Oxley Act of 2002 and The NASDAQ Stock Market rules. A copy of the Audit Committee charter, as amended to date, can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market, Inc. and are “independent” as that term is defined in Section 10A of the Exchange Act and Rule 10A-3(b)(1) thereunder. The Board has further determined that Mr. de Urioste, Chairman of the Audit Committee, satisfies the requirements for serving as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act, and has designated Mr. de Urioste as our “audit committee financial expert.”

The Compensation Committee

During our fiscal year ended May 31, 2009, the Compensation Committee held four meetings. The Compensation Committee’s function is to assist our Board of Directors in establishing salaries, incentives and other forms of compensation for executive officers and other key employees. The Compensation Committee receives input from both our executive officers and from compensation consultants retained from time to time regarding compensation decisions. For example, Compensia has been engaged this year to assist the Company in evaluating our compensation practices and programs, including with respect to our executive officers and directors, and to make recommendations regarding the components of such compensation. For further discussion of our processes and procedures for considering and determining executive compensation, see “Compensation Discussion and Analysis” on page 28 of this proxy statement.

The members of the Compensation Committee currently are Mr. Kiani, Mr. Klein and Mr. MacGowan, with Mr. MacGowan serving as the Chairman of the Compensation Committee. Each of Mr. Kiani, Mr. Klein and Mr. MacGowan is an independent director within the meaning of Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market, Inc. A copy of the Compensation Committee charter, as amended to date, can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

The Corporate Governance and Nominating Committee

During our fiscal year ended May 31, 2009, the Corporate Governance and Nominating Committee held one meeting. The Corporate Governance and Nominating Committee oversees the operation of our Board of Directors, the selection, nomination and evaluation of directors, and the establishment and implementation of our policies and programs regarding internal governance and legal and ethical conduct.

The Corporate Governance and Nominating Committee is authorized to assist the Board of Directors in selecting the candidates who will be presented to our stockholders for election to serve on our Board of Directors. In the alternative, the Board of Directors may determine selections of nominees to serve on our Board of Directors.

Lawrence Lenihan resigned from the Board of Directors effective July 17, 2009, creating a second vacancy in the Board of Directors at such time. As a result of this resignation, the Board of Directors determined on July 17, 2009 that it would commence a search for additional members to join the Board of Directors. Since the

July 17 Board meeting, the Board of Directors has interviewed various candidates to serve on the Board of Directors and has selected Mr. Klein and Mr. MacGowan to be nominated to serve on the Board of Directors as Class III directors.

Nominees are selected after an interview process that includes efforts to determine the qualifications and experience that the director candidate possessed in order to be able to fulfill the requirements the Board of Directors has identified as characteristics that are important for new director nominees. In reviewing potential candidates for the Board of Directors, the Board of Directors considers the individual’s training and industry experience with a focus on area of experience that the Board of Directors believes can be helpful to the development of our business. Some criteria that the Board of Directors considers include experience in human capital development and management solutions and related industries, the general business or other experience of the candidate, our needs for an additional or replacement director, the personality of the candidate, the candidate’s interest in our business, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to us experience and knowledge in areas that are most beneficial to us as a company. Nominees to the Board of Directors are selected only if they receive support of a majority of the independent members of the Board of Directors. The Board intends to continue to evaluate candidates for election to the Board of Directors on the basis of the foregoing criteria including the identification of a nominee to fill the seventh seat on our Board of Directors.

The Corporate Governance and Nominating Committee will consider and make recommendations to our Board of Directors regarding any stockholder recommendations for candidates to serve on our Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process will be adequate given the historical absence of stockholder proposals. The Corporate Governance and Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Corporate Governance and Nominating Committee may do so by writing to our Secretary, 2400 Bridge Parkway, Redwood Shores, California 94065-1166, providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of our common stock at least 90 days prior to the next annual meeting to assure time for meaningful consideration by the Corporate Governance and Nominating Committee.

There are no differences in the manner in which the Corporate Governance and Nominating Committee or the Board of Directors evaluates nominees for director based on whether the nominee is recommended by a stockholder.

No fees were paid to any third party to identify or assist in identifying or evaluating potential nominees during our fiscal year ended May 31, 2009.

The Corporate Governance and Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Corporate Governance and Nominating Committee charter, as amended to date, can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

All members of the Corporate Governance and Nominating Committee are independent directors within the meaning of Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

In addition to viewing our committee charters, Code of Ethics and Business Code of Conduct on our website, you may request a copy of any of our committee charters, Code of Ethics or Business Code of Conduct by submitting a written request directed to Investor Relations, Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

Compensation Committee Interlocks and Insider Participation

No members of our Compensation Committee are or have been officers or employees of Saba. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

Attendance at Annual Stockholder Meetings by the Board of Directors

We encourage, but do not require, the members of our Board of Directors to attend the annual meeting of stockholders. None of our directors attended the 2008 annual meeting of stockholders.

Communication between Stockholders and Directors

Our Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by our Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. Our Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to our Board of Directors. However, stockholders wishing to formally communicate with our Board of Directors may send communications directly to Bobby Yazdani, Chairman of the Board, c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our executive officers as of September 15, 2009:

Name	Age	Position
Bobby Yazdani	46	Chief Executive Officer and Chairman of the Board
William Slater	58	Chief Financial Officer
Jeff Carr	50	President of Global Field Operations
Andrew Salzman	55	Chief Marketing Officer
Peter E. Williams III	48	Executive Vice President, Corporate Development and Secretary

Bobby Yazdani founded Saba, has been a Director of Saba since our inception in April 1997 and has served as Saba’s Chairman of the Board and Chief Executive Officer since September 2003. From February 2003 through September 2003, Mr. Yazdani served as Saba’s President and Chief Operating Officer. From April 1997 until February 2003, Mr. Yazdani served as Saba’s Chairman of the Board and from April 1997 until March 2002, Mr. Yazdani served as Chief Executive Officer. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle Corporation, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

William Slater has served as our Chief Financial Officer since December 2008. From August 2000 to September 2008, Mr. Slater served as Executive Vice President and Chief Financial Officer at Symmetricom, a provider of precise time and frequency technology. From August 1991 to November 1999, Mr. Slater served as Executive Vice President and Chief Financial Officer at Computer Curriculum Corporation, an educational publisher and division of Viacom. Mr. Slater has also served as Vice President, Financial Planning, at Simon & Schuster and Vice President and Controller, Professional Products Group, for Revlon. Mr. Slater holds a BA from Queens College, City University of New York.

Jeff Carr has served as our President of Global Field Operations since April 2009. Prior to joining us, Mr. Carr served as an executive officer of Taleo Corporation, a provider of on-demand talent management solutions, as Executive Vice President, Global Alliances and Americas Sales from June 2006 to December 2008, as Executive Vice President, Global Marketing and Americas Sales from May 2005 to May 2006, and as Executive Vice President, Global Marketing and Chief Strategy Officer from November 2004 to April 2005. From August 2001 to December 2003, Mr. Carr served as Chairman and Chief Executive Officer of Motiva, Inc., a software vendor. From March 2000 to July 2001, Mr. Carr served as President of RightWorks Corporation, a business applications provider. Prior to RightWorks, Mr. Carr served in a variety of positions at PeopleSoft, Inc., an enterprise software company, from January 1991 to January 2000, most recently as Executive Vice President, Worldwide Marketing, Strategy and Emerging Markets. Mr. Carr holds a bachelor’s degree in business from Miami University (Ohio).

Andrew Salzman has served as our Chief Marketing Officer since September 2009. From April 2008 to July 2009, Mr. Salzman served as Chief Marketing Officer at E2open. From June 2006 to March 2008, Mr. Salzman served as Chief Marketing Officer at Information Resources (IRI). Prior to IRI, Mr Salzman served as VP Corporate Marketing at Siebel Systems from October 1999 through January 2006 when the company was sold to Oracle. Mr. Salzman served as VP Corporate Marketing at Compaq Computer from March 1997 through September 1999, and in the same role at Kodak from September 1994 through February 1997. From 1980 through 1994, Mr Salzman served as Managing Director at global advertising agencies DMB&B and McCann-Erickson in the United States, Europe, and Asia. He holds a B.A. from the University of California at Berkeley.

Peter E. Williams III has served as our Executive Vice President, Corporate Development since July 2007 and has served as our Secretary since our inception in April 1997. Mr. Williams served as our Chief Financial Officer from March 2004 to July 2007, and our Vice President, Corporate Development and General Counsel from October 1999 through March 2004. Mr. Williams was a partner at Morrison & Forester LLP, an international law firm, from January 1995 until March 2000. Mr. Williams holds B.A. degrees from the University of California, Los Angeles and a J.D. from Santa Clara University.

Compensation Discussion and Analysis

Objectives of Our Compensation Policies.    The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options and restricted stock units, and various benefits, including medical and life insurance plans.

The executive compensation policies are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Role of the Compensation Committee.    The Compensation Committee assists our Board of Directors in overseeing our compensation policies, plans and benefit programs and administering our equity compensation plans. In addition, the Compensation Committee reviews and recommends to our Board of Directors for approval the specific elements of our executive officers’ compensation, as well as agreements or arrangements with our executive officers relating to employment, severance or changes of control. In doing so, our Compensation Committee helps ensure that the compensation of our executive officers is consistent with our compensation objectives.

Role of Executives in Determining Compensation.    The Compensation Committee considers recommendations from Bobby Yazdani, our chief executive officer, in determining its recommendations on executive compensation to our Board of Directors. While Mr. Yazdani discusses his recommendations with the Compensation Committee, he does not participate in determining his own compensation. In making his recommendations, Mr. Yazdani receives input from our Human Resources department and has access to various third-party compensation surveys and, through SEC filings, compensation data of publicly-traded companies. This information is also available to our Compensation Committee. The Compensation Committee considers, but is not bound to and does not always accept, Mr. Yazdani’s recommendations with respect to executive compensation. The Compensation Committee discusses Mr. Yazdani’s compensation with him, but makes decisions with respect to his compensation without him present. In addition to Mr. Yazdani, other officers attend some of the Compensation Committee’s meetings, but leave the meetings as appropriate, particularly when matters of executive compensation specific to them are discussed.

Components of our Compensation Approach.    Our compensation approach consists of five components:

•	base salary;

•	annual cash bonuses;

•	equity-based incentives;

•	other benefits; and

•	severance and termination protection.

We chose to build our executive compensation approach around these elements because we believe that together they have been and will continue to be effective in achieving our overall objectives. We utilize short- term compensation, including base salary and annual cash bonuses, to motivate and reward our key executives.

The use and weight of each compensation element is based on a subjective determination by the Compensation Committee and our Board of Directors of the importance of each element in meeting our overall objectives. We believe that, in addition to base salaries and bonuses, equity-based awards are the primary compensation-related motivators in attracting and retaining qualified employees.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed at least annually and may be adjusted in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The amount of the base salaries for Messrs. Yazdani and Williams for fiscal year 2009 was unchanged from the amount of the base salaries for such Named Executive Officers for fiscal year 2008. Ms. Rice-Murphy’s base salary was increased in June 2008 from $195,000 to $210,000 in connection with the change in her title from Vice President of Finance to interim Chief Financial Officer.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of equity-based awards.

Our Named Executive Officers (as defined below in this proxy statement) are eligible to receive incentive compensation in the form of bonuses pursuant to the Executive Officer’s Incentive Plan. Payment of bonuses is based on the achievement by us of certain Company performance objectives established from time to time by our Board of Directors upon the recommendation of the Compensation Committee. Bonuses may be reduced for failure to achieve any minimum criteria and may be eliminated entirely if certain minimum thresholds are not met. Bonuses may be increased for exceeding the criteria. Our Board of Directors retains wide discretion to interpret the terms of the Executive Officer’s Incentive Plan and to interpret and determine whether the Company’s performance objectives have been met in any particular fiscal year. Our Board of Directors also retains the right to exclude extraordinary charges or other special circumstances in determining whether the Company’s performance objectives were met during any particular fiscal year, as well as the right to pay bonuses even if all objectives have not been met.

For fiscal year 2009, the maximum bonus payable under the Executive Officers’ Incentive Bonus Plan was 100% of the Named Executive Officer’s target bonus amount. For fiscal year 2009, the maximum bonus payable under the Executive Officer’s Incentive Bonus Plan was 200% of the Named Executive Officer’s target bonus amount. The annual bonuses awarded under the Executive Officer’s Incentive Plan generally will be payable in cash after the end of the fiscal year during which such annual bonuses were earned, although the Compensation Committee or the Board of Directors may elect to pay the bonuses in tranches, with a portion of the bonus being paid during the fiscal year, in light of the Company’s performance for that year or other circumstances. The Compensation Committee or the Board may also award discretionary bonuses.

During fiscal year 2009, the target bonus amount represented 50% of the applicable base salary for our Chief Executive Officer (whose target bonus was $200,000) and our Executive Vice President, Corporate Development (whose target bonus was $132,500), and 40% of the applicable base salary of our former Chief Financial Officer (whose target bonus was $84,000). During fiscal year 2009, we established an annual target bonus for our new Chief Financial Officer at 50% of his base salary, or $135,000, in connection with commencement of employment with us. Such target bonus amount was prorated to $64,888 to reflect that our new Chief Financial Officer was hired in December 2008.

During fiscal year 2009, our Board of Directors elected to pay in January 2009 100% of the target bonus amount attributable to the first half of the fiscal year in January 2009, and to pay shortly after the fiscal year end the second half bonus based on the Company’s achievement of the performance objectives.

Because our new Chief Financial Officer was hired in December 2008, he was eligible to receive a bonus payment for the second half of fiscal year 2009 but not the first half of fiscal year 2009. Our former Chief Financial Officer received the first bonus payment but was not eligible to receive the second bonus payment because she left the Company prior to the end of fiscal year 2009. During fiscal year 2008, no incentive bonuses were paid to our Named Executive Officers.

In July 2008, the Compensation Committee and our Board discussed the performance of the Chief Executive Officer and Executive Vice President, Corporate Development, the need to retain talented officers, competition from other companies seeking talented executive officers, and the difficulty in finding a similarly-talented replacement executive team. The Compensation Committee and our Board of Directors determined it was necessary for the stability of the Company, including the entire employee base and ongoing operations of the Company, to retain the services of these executive officers in light of the fact that they received no salary adjustment or bonus payment during the prior two fiscal years. After discussions with the Board, the Compensation Committee recommended to the Board, and the Board approved, a retention bonus to each of Messrs. Yazdani and Williams in an amount equal to 60% of their respective prior year’s target bonus amount, and a retention bonus to Ms. Rice-Murphy in an amount of $39,000.

Equity-Based Awards.    Stock options, restricted stock units and other equity-based awards may be granted to executive officers and other employees under our stock incentive plan. Because of the direct relationship between the value of an equity-based awards and the stock price, the Compensation Committee believes that equity-based awards motivate executive officers to manage our company in a manner that is consistent with stockholder interests. Equity-based awards are intended to focus the attention of the recipient on our long-term performance which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, equity-based awards generally vest and become fully exercisable over a four-year period. The principal factors considered in granting equity-based awards to our executive officers are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, our stock incentive plan does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

In March 2009, the Compensation Committee recommended to our Board of Directors, and our Board of Directors approved, a modification to the contractual term of certain vested and unvested options outstanding as of March 10, 2009 to extend their contractual term from six years to ten years. The Compensation Committee and the Board of Directors determined that the additional exercise period provided to employees by this modification would help our equity-based compensation program meet its goals of (i) motivating and incentivizing our employees to focus on our long-term performance (particularly given the Company’s stock price at such time) and (ii) retaining the services of our employees by providing significant long-term earnings potential. Messrs. Yazdani and Williams held such options that were modified to extend their terms from six years to ten years. The incremental fair value of these options, in accordance with SFAS 123(R), as a result of such modification is set forth in the Grants of Plans-Based Awards in Fiscal 2009 table below.

Severance and Change of Control Protection.    We have entered into employment agreements with our executive officers, which in part provide for severance benefits in certain circumstances, including upon termination without cause or for good reason, and upon termination without cause or for good reason following a change of control. These severance benefits are coupled with non-competition and non-solicitation obligations intended to protect our proprietary data that might not be enforceable in the absence of additional consideration. The severance benefits are also intended to motivate executive officers to continue employment with us and maximize stockholder value in the event of a potential change in control. The severance benefits and employment agreements are described in more detail in “Employment Agreements and Change of Control Arrangements” and “Estimated Payments upon Termination or Change of Control” on page 36 of this proxy statement.

In April 2009, we amended our employment agreements with Messrs. Yazdani, Williams and Slater. The Board of Directors approved of these amendments upon the recommendation of the Compensation Committee. The amendments were made to harmonize certain aspects of our employment agreements with our senior management team and to provide certain additional benefits to the Named Executive Officers in the event of the termination of their employment or a change of control of the Company. The Compensation Committee and the Board of Directors determined that the amendments were an important part of the Company’s efforts to retain its key executives. The amendments provided, among other thing, that:

•

With respect to Mr. Yazdani, (a) he has six months from the date of any termination of his employment to exercise any vested stock options (or, if earlier, until the expiration date of the option or the termination of the option in connection with a change of control of the Company); and (b) the definition of “good cause” in his agreement was amended to include a change of control of the Company;

•

With respect to Mr. Williams, (a) he has six months from the date of termination of his employment to exercise any vested stock options (or, if earlier, until the expiration date of the option or the termination of the option in connection with a change of control of the Company); and (b) with respect to awards granted on or after July 12, 2007, vesting will accelerate in connection with a termination of his employment without cause or his resignation for good reason;

•

With respect to Mr. Slater, (a) the vested portion of his initial option to purchase 300,000 shares of common stock will remain exercisable for a period of six months after the Company’s termination of his employment other than for cause; (b) severance in the event of termination by the Company without cause (and not within 12 months after a change of control) was increased from six months of base salary to the sum of six months of base salary, plus one additional month of base salary for each year of employment with the Company (not to exceed 12 months in aggregate), plus a prorated amount of any target bonus for any partially completed bonus period; (c) Mr. Slater shall be entitled to receive severance in the event he resigns for good reason; (d) the vesting of the shares subject to any stock option then held by Mr. Slater shall, on the date of Mr. Slater’s termination of employment, accelerate as though Mr. Slater had remained employed for an additional 12 months in the event of the termination of Mr. Slater’s employment by the Company without cause or by Mr. Slater for good reason (and not within 12 months after a change of control); and (e) Mr. Slater’s severance was increased from six months of base salary (plus one additional month of base salary for each year of employment with the Company, not to exceed 12 months in aggregate), to 12 months of his then current base salary in the event that, at the time of or within 12 months after a change of control of the Company, the Company terminates his employment without cause or he terminates his employment for good reason.

A summary of the material terms of the foregoing employment agreements, as amended and restated, is set forth below under the heading “Employment Agreements and Change of Control Arrangements” on page 34 of this proxy statement.

Perquisites and Generally Available Benefit Programs. We annually review the perquisites that executive officers receive. In fiscal year 2009, we paid the life insurance premium on behalf of Mr. Yazdani. See “Summary Compensation Table” on page 32 of this proxy statement.

Our executive officers, like our other employees, are eligible to participate in our employee stock purchase plan. In addition, the executive officers may participate in the various employee benefit plans that are generally available to all employees, including medical, vision and dental care plans; flexible spending accounts for healthcare; life, accidental death and dismemberment and disability insurance; and paid time off.

We also maintain a 401(k) retirement savings plan for the benefit of all of our employees, including our executive officers. In fiscal year 2009, we did not match employee contributions to our 401(k) plan. We do not provide any retirement programs such as pension plans, deferred compensation plans, or other retirement benefits to the executive officers.

Federal Tax Considerations.    Section 162(m) of the Code disallows a deduction by us for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not addressed the use of any of the available exemptions from the deduction limit. The Compensation Committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issuance of deductibility when and if circumstances warrant.

Summary Compensation Table

The following table sets forth certain information concerning compensation of (a) each person that, during the fiscal year ended May 31, 2009, served as our principal executive officer, (b) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the fiscal year ended May 31, 2009, and (c) one additional individual for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of year ended May 31, 2009 (collectively, the “Named Executive Officers”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation ($)		Total ($)
Bobby Yazdani	2009	$400,000	$120,000	(3)	$292,659	$173,077	$3,303	(4)	$989,039
Chief Executive Officer	2008	$400,000	—		$273,970	—	$1,540	(4)	$675,510
	2007	$390,567	—		$411,800	—	$12,700	(5)	$815,067

William Slater(6)	2009	$129,981	—		$11,512	$47,409	—		$188,902
Chief Financial Officer

Peter Williams	2009	$265,000	$79,500	(3)	$101,205	$114,663	—		$560,369
Executive Vice President, Corporate Development	2008	$265,000	—		$48,329	—	—		$313,329
	2007	$265,000	—		$158,700	—	—		$423,700

Carol Rice-Murphy(7)	2009	$128,779	$91,500	(8)	$28,949	—	—		$248,928
Former Interim Chief Financial Officer

(1)	Represents the total amount of compensation expense recognized for the fiscal year based on the fair value of stock option grants under the provisions of FAS 123R without taking into account estimated forfeitures. The assumptions used to calculate the value of the stock option awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2009. Amounts may represent awards granted during or before fiscal year 2009.
(2)	Represents bonuses paid to the Named Executive Officer under the Company’s Executive Officer’s Incentive Plan.
(3)	Represents a one-time retention bonus paid to the Named Executive Officer.
(4)	Represents the total amount paid during the fiscal year for additional life insurance not offered to all other employees.
(5)	Represents $3,303 paid during the fiscal year for additional life insurance not offered to all other employees and $9,397 paid during the fiscal year for rent allowance.
(6)	Mr. Slater joined the Company as Chief Financial Officer in December 2008. His annual salary rate during fiscal year 2009 was $270,000.
(7)	Ms. Rice-Murphy served as Interim Chief Financial Officer from June 2008 until December 2008.
(8)	Represents a one-time retention bonus of $39,000 and $52,500 for transition services in connection with the termination of her employment.

Grants of Plan-Based Awards in Fiscal 2009

The following table provides information on the estimated possible payouts under the Company’s Executive Officer’s Incentive Plan for the fiscal year ended May 31, 2009, based on certain assumptions about the achievement of performance objectives for the Company. The following table also provides information on stock options granted during fiscal year ended May 31, 2009 to each of the Company’s Named Executive Officers.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards (2)
		Threshold ($)	Target ($)	Maximum ($)
Bobby Yazdani	1/16/09	—	—	—	150,000	$1.30	$90,255
	—	$100,000	$150,000	$200,000	—	—	—
	1/7/09	—	—	—	—	—	$117,107	(3)

William Slater	12/8/08	—	—	—	300,000	$1.02	$141,630
	—	$33,125	$49,688	$66,250	—	—	—

Peter Williams	1/16/09	—	—	—	50,000	$1.30	$30,085
	—	$66,250	$99,375	$132,500	—	—	—
	1/7/09	—	—	—	—	—	$41,793	(3)

Carol Rice-Murphy	—	$42,000	$63,000	$84,000	—	—

(1)	Amounts shown under the columns “Threshold,” “Target,” and “Maximum” are estimated possible payouts for the fiscal year ended May 31, 2009, under the Company’s Executive Officer’s Incentive Plan. The actual bonuses received by the Named Executive Officers, if any, under the Executive Officer’s Incentive Plan for the fiscal year ended May 31, 2009 are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” The Named Executive Officers are eligible to receive a cash bonus based on a percentage of base salary under the Company’s Executive Officer’s Incentive if the Company’s performance objectives are met. If the minimum performance objectives are met, participants will receive a bonus payment under the Executive Officer’s Incentive Plan. For the fiscal year ended May 31, 2009, if the Company achieved 100% of its performance objectives for such fiscal year, the officer would receive 100% of the officer’s target bonus amount (such amount is listed under the column named “maximum”); if the Company achieved 53.5% of its performance objectives for such fiscal year, the officer would receive 50% of the officer’s target bonus amount (such amount is listed under the column named “threshold”); if the Company achieved between 53.5% of its performance objectives and 100% of its performance objectives for such year, then the percentage of the target bonus earned by the officer would be calculated on a straight-line basis based upon the percentage of the Company performance objectives achieved between 53.5% and 100% (the mid-point of such range is listed under the column named “target”); if the Company achieved less than 53.5% of its performance objectives for such fiscal year, the officer would not be entitled to any bonus amount.
(2)	The value of an option award is based on the fair value as of the grant date of such award determined pursuant to FAS 123R. The exercise price for all options granted to the Named Executive Officers is 100% of the fair market value of the shares on the grant date. The option exercise price has not been deducted from the amounts indicated above. Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of the Company’s common stock at such date in the future when the option is exercised. The proceeds to be paid to the individual following this exercise do not include the option exercise price. A discussion of the assumptions used in calculating the fair value may be found in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the respective year end.
(3)	On March 10, 2009, the Board of Directors approved of a modification of the contractual term of certain vested and unvested options outstanding as of March 10, 2009, including certain options held by the Named Executive Officers, to extend the contractual term from six years to ten years. The incremental fair value of these options, in accordance with SFAS 123(R), as a result of this modification is set forth in the table above.

Outstanding Option Awards at Fiscal 2009 Year-End

The following table shows certain information regarding outstanding stock option awards for the Named Executive Officers as of May 31, 2009:

	Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date(2)
		Exercisable	Unexercisable
Bobby Yazdani	March 19, 2003(3)	200,000	—	$2.52	March 18, 2013
	January 30, 2006(4)	90,000	—	$4.95	January 29, 2016
	June 28, 2006(5)	213,125	96,875	$6.40	June 27, 2016
	January 11, 2008(5)	39,062	85,938	$4.53	January 10, 2018
	January 16, 2009(5)	9,375	140,625	$1.30	January 16, 2015

William Slater	December 8, 2008	0	300,000	$1.02	December 8, 2014

Peter Williams	October 31, 2003	100,000	—	$3.63	October 30, 2013
	January 27, 2006(5)	32,500	7,500	$4.93	January 27, 2016
	June 28, 2006(5)	68,750	31,250	$6.40	June 27, 2016
	January 11, 2008(5)	10,937	24,063	$4.53	January 10, 2018
	January 16, 2009(5)	3,125	46,875	$1.30	January 16, 2015

Carol Rice-Murphy	—	—	—	—	—

(1)

The vesting commencement date for all options listed is the grant date. Unless otherwise indicated, all options listed vest over a four-year period, at a rate of 1/4th upon the first anniversary of the vesting commencement date and then at a rate of 1/16th per quarter thereafter.

(2)	All options in the table above with a grant date prior to December 8, 2008 were amended during fiscal year 2009 to extend the option term from 6 years to 10 years.
(3)	This option vested over a four-year period, 62,500 shares vested upon the vesting commencement date, 34,375 shares vested on the first anniversary of the vesting commencement date and the remaining shares vested in 12 equal quarterly installments thereafter.
(4)	This option vested over a one-year period in four equal quarterly installments.
(5)	These options vest over a four-year period in 16 equal quarterly installments.

Option Exercises and Stock Vested

There were no stock option exercises by our Named Executive Officers during the fiscal year ended May 31, 2009.

Employment Agreements and Change of Control Arrangements

We entered into employment agreements with our executive officers. Each agreement may be terminated by us or the executive officer at any time with or without cause. In addition, the employment agreements provide for annual salary and bonus amounts and severance benefits, as may be adjusted from time to time by the Compensation Committee or our Board of Directors. Set forth below is a description of certain of the terms of our employment agreements with the Named Executive Officers, other than Ms. Rice-Murphy who was not employed by us as of the end of fiscal year 2009.

Under his employment agreement, as amended, Bobby Yazdani is entitled to, in case of (i) his resignation due to a relocation of our headquarters, a material reduction in his responsibilities, base salary or target compensation, or a change of control, or (ii) his termination without cause and subject to some contractual conditions, including non-competition obligations, receive the following severance payments and benefits:

•	Lump-sum payment equal to the pro-rated portion of the target bonus (less applicable withholding taxes);

•	Lump-sum or continued payments equal to 1 year of his base salary and target bonus (less applicable withholding taxes);

•	Accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding options; and

•	Continued medical coverage for 1 year following the date of termination.

Under his employment agreement, as amended, Peter Williams is entitled to, in case of (i) his resignation or (ii) his termination without cause and subject to some contractual conditions, including non-competition obligations, receive the following severance payments and benefits:

•	Lump-sum payment equal to the pro-rated portion of the target bonus (less applicable withholding taxes);

•	Lump-sum or continued payments equal to 1 year of his base salary and target bonus (less applicable withholding taxes);

•

Accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding equity-based awards; provided, that with respect to awards granted on or after July 12, 2007, vesting will accelerate in connection with his resignation only if such resignation is due to a relocation of our headquarters, a material reduction in his responsibilities, base salary or target compensation, or a change of control; and

•	Continued medical coverage for 1 year following the date of termination.

Under his employment agreement, as amended, William Slater is entitled to, in case of (i) his resignation due to a relocation of our headquarters, or a material reduction in his responsibilities, base salary or target compensation, or (ii) his termination without cause and subject to some contractual conditions, including non-competition obligations, receive the following severance payments and benefits:

•	Lump-sum payment equal to the pro-rated portion of the target bonus (less applicable withholding taxes);

•

Lump-sum or continued payments equal to 1 year of his base salary and target bonus (less applicable withholding taxes); provided, that if such resignation or termination without cause is not within 12 months after a change of control, such lump-sum or continued payments shall instead be equal to six months (plus one additional month for each year of employment with the Company, not to exceed 12 months in aggregate) of his base salary and target bonus (less applicable withholding taxes);

•

Accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding options; provided, that if such resignation or termination without cause is not within 12 months after a change of control, then the vesting of the then-unvested and outstanding options shall instead accelerate with respect to number of unvested options that would have vested had he remained employed for an additional 12 months; and

•	Continued medical coverage for a period following the date of termination equal to the period used to calculate executive’s base salary and target bonus severance amount.

Estimated Payments upon Termination or Change of Control

The following table provides information concerning the estimated payments and benefits that would be provided to the Named Executive Officers in the circumstances described above, other than Ms. Rice-Murphy who was not employed by us as of the end of fiscal year 2009. Payments and benefits are estimated assuming that the triggering event took place on the last business day of fiscal year 2009 (May 29, 2009), and the price per share of our common stock is the closing price on the NASDAQ Global Market as of that date ($3.57). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Name		Potential Payments upon Involuntary Termination Other than for Cause or upon Voluntary Termination for Good Reason
	Type of Benefit	Estimated Termination Payments Prior to a Change of Control ($)	Estimated Termination Payments Within 12 Months After a Change of Control ($)
Bobby Yazdani	Cash Severance—Base Salary	$400,000	$400,000
	Cash Severance—Bonus	$200,000	$200,000
	Vesting Acceleration(1)	$319,219	$319,219
	Continued Coverage of Employee Benefits(2)	$15,870	$15,870
	Tax Gross-up(3)	—	—
	Total Termination Benefits	$935,089	$935,089

William Slater	Cash Severance—Base Salary	$135,000	$270,000
	Cash Severance—Bonus	$67,500	$135,000
	Vesting Acceleration(1)	$239,063	$765,000
	Continued Coverage of Employee Benefits(2)	$6,798	$13,595
	Tax Gross-up(3)	—	—
	Total Termination Benefits	$448,361	$1,183,595

Peter Williams	Cash Severance—Base Salary	$265,000	$265,000
	Cash Severance—Bonus	$132,500	$132,500
	Vesting Acceleration(1)	$106,406	$106,406
	Continued Coverage of Employee Benefits(2)	$19,421	$19,421
	Tax Gross-up(3)	—	—
	Total Termination Benefits	$523,327	$523,327

(1)	Reflects the aggregate market value of unvested option grants. For unvested option grants, aggregate market value is computed by multiplying (i) the difference between $3.57 and the exercise price of the option, by (ii) the number of shares underlying unvested options at May 31, 2009.
(2)	Reflects the annual cost of health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 to maintain the benefits currently provided.
(3)	Assuming a termination date of May 31, 2009 and a price per share of $3.57, we believe that we would not have to gross-up payment for any excise tax liabilities under Section 280G of the Internal Revenue Code.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended May 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
George A. de Urioste	$116,500	$6,510	$123,010
Joe E. Kiani	$25,000	$15,550	$40,550
Lawrence D. Lenihan, Jr.(3)	$53,875	$11,217	$65,092
Dow R. Wilson	$43,625	$14,002	$57,627

(1)	Represents the total amount of compensation expense recognized in fiscal year 2009 based on the fair value of stock option grants under the provisions of FAS 123R. The assumptions used to calculate the value of the stock option awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2009.
(2)	On January 16, 2009, Messrs. de Urioste, Kiani, Lenihan and Wilson were each granted options to purchase 15,000 shares of our common stock at an exercise price of $1.30 per share. The grant date fair value of these options was $9,026 per director. These options vest in 48 equal monthly installments over four years. As of May 31, 2009, the aggregate number of shares underlying options outstanding for each of our non-employee directors was:
(3)	Mr. Lenihan resigned from the Board of Directors on July 17, 2009.

Standard Director Compensation Arrangements

For fiscal year 2009, each non-employee director received an annual retainer of $20,000 and an additional $1,000 per Board meeting attended in person. The Chairman of our Audit Committee received an additional annual retainer of $25,000 and other members of the Audit Committee received an additional annual retainer of $2,500. Members of the Compensation Committee and the Corporate Governance and Nominating Committee received an additional annual retainer of $2,000. We reimburse all non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors. Members of the Board who are not our employees are eligible to receive stock options under our stock incentive plans. Options to purchase 15,000 shares of common stock are granted annually to each member of our Board of Directors. These options have an exercise price equal to the closing price on the date of grant and vest over a four year period in equal monthly installments. In addition, each director receives a grant of options to purchase 20,000 shares of common stock upon such director’s initial appointment or election to our Board of Directors. These options have an exercise price equal to the closing price on the date of grant, with 25% of the options vesting on the one-year anniversary of the grant date and the remaining options vesting in 36 equal monthly installments thereafter.

For fiscal year 2010, the compensation arrangements for our non-employee directors are the same as the compensation arrangements for fiscal year 2009 as described above, except that the annual retainer for each non-employee director was increased to $30,000.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of August 31, 2009 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock,

•	each of our directors,

•	each of the Named Executive Officers, and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of August 31, 2009 are deemed outstanding. Percentage of beneficial ownership as of August 31, 2009 is based on 27,959,074 shares of common stock. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is: c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

	Shares Beneficially Owned
Name	Number	Percent
Diker Management, LLC(1) 745 Fifth Avenue, Suite 1409 New York, New York 10151	3,305,352	11.8%
Bobby Yazdani(2)	2,219,195	7.8%
Emancipation Capital, LP(3) 1120 Avenue of the Americas, Suite 1504 New York, NY 10036	1,972,656	7.1%
ZF Partners LP(4) One Ferry Building, Suite 255 San Francisco, California 94111	1,916,540	6.9%
FirstMark Capital, LLC and related persons and entities(5) 1221 Avenue of the Americas New York, NY 10020	1,434,418	5.1%
Peter E. Williams III(6)	403,687	1.4%
Joe E. Kiani(7)	130,216	*
Dow R. Wilson(8)	23,436	*
George A. de Urioste(9)	12,161	*
William Slater	10,000	*
William M. Klein	0	*
William N. MacGowan	0	*
Carol Rice-Murphy(10)	0	*
All current executive officers and directors as a group (10 persons)(11)	2,798,695	9.7%

(1)

As reported in a Form 4 filed with the SEC on August 14, 2009, by Diker Management, LLC, which has shared voting and dispositive power over such shares. Such shares are held indirectly by Diker Management, LLC, in its capacity as the registered investment adviser of certain managed accounts and funds. Diker Management, LLC is a registered investment adviser and as such disclaims all beneficial ownership of these shares and in any case disclaims beneficial ownership of these shares except to the extent of Diker Management, LLC’s pecuniary interest in the shares.
(2)	Includes (i) 1,642,008 shares of common stock held in the Yazdani Family Trust of which Mr. Yazdani is trustee; and (ii) 577,187 shares subject to options exercisable within 60 days of August 31, 2009.
(3)	As reported in a Schedule 13G/A filed with the SEC on February 12, 2009 by Emancipation Capital, LP, Emancipation Capital, LLC, Emancipation Capital Master, Ltd., and Charles Frumberg, each of which has shared voting and dispositive power over these shares. Emancipation Capital, LLC, acts as the general partner of Emancipation Capital, LP. The managing member of Emancipation Capital LLC is Mr. Frumberg.
(4)	As reported in a Schedule 13D/A filed with the SEC on October 17, 2006 by ZF Partners, LP, ZF Ventures, L.L.C. and SLF Partners, LLC, each of which has shared voting and dispositive power over these shares. The general partner of the ZF Partners, LP is ZF Ventures, L.L.C. The managing member of ZF Ventures, L.L.C. is SLF Partners, LLC.
(5)	As reported in a Schedule 13D/A filed with the SEC on September 1, 2009 by FirstMark Capital, LLC, the investment advisor/manager of certain funds formerly managed by Pequot Capital Management, Inc., and Lawrence D. Lenihan, Jr. Consists of 1,384,920 shares held by the FirstMark funds, 27,000 shares held by Mr. Lenihan, and options to purchase 22,498 shares of common stock held by Mr. Lenihan. FirstMark Capital, LLC exercises sole voting and dispositive power for all shares held of record by the FirstMark funds and may be deemed to beneficially own all such shares. FirstMark Capital LLC disclaims beneficial ownership of all shares held of record by the FirstMark funds. Mr. Lenihan is Chief Executive Officer and Managing Director of FirstMark Capital, LLC and may be deemed to beneficially own the securities held of record by the FirstMark funds. Mr. Lenihan expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Mr. Lenihan was a member of our Board of Directors until July 17, 2009.
(6)	Includes 240,312 shares subject to options exercisable within 60 days of August 31, 2009.
(7)	Includes 46,766 shares subject to options exercisable within 60 days of August 31, 2009.
(8)	Includes 23,436 shares subject to options exercisable within 60 days of August 31, 2009.
(9)	Includes 12,161 shares subject to options exercisable within 60 days of August 31, 2009.
(10)	Based on the Company’s records as of August 28, 2009. Ms. Rice-Murphy is no longer employed by the Company.
(11)	Includes 899,862 shares subject to options exercisable within 60 days of August 31, 2009 held by all executive officers and directors of the Company.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of May 31, 2009 including our 1997 Stock Incentive Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:
Option Plans	4,933,143	$4.06	761,345
Restricted Stock Units	352,200	$—	—
Employee Stock Purchase Plan	—	$—	770,832

Report of the Compensation Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such report by reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the sole member of the Compensation Committee of the Board of Directors

Joe E. Kiani

Mr. Klein and Mr. MacGowan do not appear as signatories to this Report of the Compensation Committee because Mr. Klein and Mr. MacGowan were each appointed to the Compensation Committee in September 2009 and, therefore, were not members of the Compensation Committee during the fiscal year ended May 31, 2009.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management.

2. The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and the Audit Committee has discussed with Ernst & Young LLP their independence from us and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP’s independence from us.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of Directors

George A. de Urioste, Chairman

Dow R. Wilson

Mr. Klein does not appear as a signatory to this Report of the Audit Committee because Mr. Klein was appointed to the Audit Committee on September 9, 2009 and, therefore, was not a member of the Audit Committee during the fiscal year ended May 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in the “Board of Directors” and “Executive Compensation” sections of this proxy statement and the transactions described below, since the beginning our fiscal year 2008, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

We believe that all of the transactions set forth below are on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Mr. Wilson, one of our Board members, serves as the Executive Vice President of Varian Medical Systems, a publicly-traded company that designs and manufactures advanced equipment and software products for treating cancer with radiation. Mr. Kiani, one of our Board members, serves as the Chairman and Chief Executive Officer of Masimo Corporation. During the fiscal year 2009, we recorded sales to Varian Medical Systems approximately $291,000 and Masimo Corporation approximately $11,000 for various software and services. During the fiscal year 2008, we recorded sales to Varian Medical Systems approximately $290,000 and Masimo Corporation $102,000 for various software and services.

On August 31, 2009, we repurchased 1,384,920 shares of our common stock directly from funds managed by FirstMark Capital L.L.C. in a negotiated transaction for an aggregate purchase price of $4.85 million. Lawrence D. Lenihan, Jr., a member of our Board of Directors until July 17, 2009, is the Chief Executive Officer and Managing Director of FirstMark Capital, LLC.

Our Audit Committee, in executing the responsibilities delegated to it by our Board of Directors under the Audit Committee Charter, will review, consider, and approve, reject or qualify all material related person transactions between us and our officers, directors and principal stockholders. In approving or rejecting a proposed related party transaction, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, if applicable, and the impact on a director’s independence. Our Audit Committee shall approve only those related party transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and the NASDAQ National Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal year 2009, all Reporting Persons complied with all applicable filing requirements.

Other Matters.    The Board of Directors knows of no other business, which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ PETER E. WILLIAMS III

Peter E. Williams III

Secretary

Redwood Shores, California

September 28, 2009

Appendix A

SABA SOFTWARE, INC.

2009 STOCK INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Saba Software, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(iv) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(q) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r) “Director” means a member of the Board or the board of directors of any Related Entity.

(s) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee) “Plan” means this 2009 Stock Incentive Plan.

(ff) “Related Entity” means any Parent or Subsidiary of the Company.

(gg) “Related Entity Disposition” means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Two Million Nine Hundred Thousand (2,900,000) Shares. Notwithstanding the foregoing, any Shares issued in connection with Awards other than Options and SARs shall be counted against the limit set forth herein as One and Twenty-Six Hundredths (1.26) Shares for every one (1) Share issued in connection with such Award (and shall be counted as One and Twenty-Six Hundredths (1.26) Shares for every one (1) Share returned or deemed not have been issued from the Plan pursuant to Section 3(b) below in connection with Awards other than Options and SARs). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an

Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be Five Hundred Thousand (500,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional Five Hundred Thousand (500,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be Two Hundred Fifty Thousand (250,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of any Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the

Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

(c) Acceleration of Award Upon Corporate Transaction or Change in Control. Except as provided otherwise in an individual Award Agreement or other applicable agreement, in the event of any Corporate Transaction or Change in Control, there will not be any acceleration of vesting or exercisability of any Award.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of The Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Appendix B

SABA SOFTWARE, INC.

AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated 2000 Employee Stock Purchase Plan of Saba Software, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b) “Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Saba Software, Inc., a Delaware corporation.

(h) “Compensation” means an Employee’s base salary, bonuses and commissions from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, annual awards, other incentive payments (except to the extent expressly referenced in the first sentence), reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(i) “Corporate Transaction” means any of the following transactions:

(1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

(3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(4) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(j) “Designated Parents or Subsidiaries” means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(k) “Effective Date” means the date on which the Company’s stockholders approve the Plan as an amendment and restatement of the 2000 Employee Stock Purchase Plan. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

(l) “Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

(m) “Enrollment Date” means the first day of each Offer Period.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Exercise Date” means the last day of each Purchase Period.

(p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(2) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(3) In the absence of an established market of the type described in (1) and (2), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(q) “Offer Period” means an Offer Period established pursuant to Section 4 hereof.

(r) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s) “Participant” means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

(t) “Plan” means this Amended and Restated 2000 Employee Stock Purchase Plan, which is an amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan (the “2000 Plan”) and which continues any Offer Period and Purchase Period outstanding under the 2000 Plan on the Effective Date.

(u) “Purchase Period” means a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that any Purchase Period in effect under the 2000 Plan on the Effective Date shall continue in effect under the Plan and shall terminate as originally scheduled.

(v) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(w) “Reserves” means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(x) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Eligibility.

(a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

(b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder, as in effect from time to time.

(c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than five months in any calendar year; (iii) Employees who have been employed for fewer than three business days; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction (x) that prohibit the participation of such Employees in the Plan, or (y) compliance with which would cause the Plan to be in violation of any requirement of Section 423 of the Code or the regulations thereunder.

4. Offer Periods.

(a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with

Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months’ duration commencing each January 1 and July 1 following the Effective Date; provided, however, that any Offer Period in effect under the 2000 Plan on the Effective Date shall continue in effect under the Plan and shall terminate as originally scheduled.

(b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

(c) If on the first day of any Purchase Period in an Offer Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

(d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

(b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6. Payroll Deductions.

(a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.

(b) All payroll deductions made for a Participant shall be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company’s receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant’s subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement, as amended, at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

7. Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) two thousand (2000) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided (i) that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Purchase Period shall be five hundred (500) shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period with respect to which such option was granted. Notwithstanding the foregoing, shares subject to the option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6 of the Plan. In addition, to the extent an option is not exercised on each Purchase Date, the option shall lapse and thereafter cease to be exercisable.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant’s option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of full shares subject to the option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.

(b) If applicable, the payroll deductions credited to a Participant’s account will be converted from the currency in which the Participant’s Compensation is denominated (“Local Currency”) to U.S. Dollars on each Exercise Date on the basis of the applicable exchange rate for the last market trading day prior to such Exercise Date as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable. Any changes or fluctuations in the applicable exchange rate from the date on which payroll deductions are credited to a Participant’s account in Local Currency to the date on which those amounts are converted into U.S. Dollars shall be borne solely by the Participant.

9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant’s option. The Company may require each Participant to maintain an account at a brokerage firm selected by the Administrator to which the Company shall make such delivery; provided, however, that the Company shall deliver the certificate directly to a Participant if such Participant so requests.

10. Withdrawal; Termination of Employment.

(a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time). If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant’s option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant’s option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

(b) Upon termination of a Participant’s employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s option will be automatically terminated without exercise of any portion of such option. Upon termination of a Participant’s employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant’s death, the person or persons entitled to the Participant’s account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant’s account following the Participant’s termination of employment and the Participant’s option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

11. Interest. No interest shall accrue on the payroll deductions credited to a Participant’s account under the Plan.

12. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be One Million (1,000,000) shares. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) A Participant will have no interest or voting right in shares covered by the Participant’s option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13. Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14. Designation of Beneficiary.

(a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined under in accordance with Section 27.

15. Transferability. No payroll deductions credited to a Participant’s account, options granted hereunder, nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants shall have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that either:

(i) the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

(ii) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (i) the Fair Market Value of the shares subject to the option over (ii) the Purchase Price due had the Participant’s option been exercised automatically under Subsection (b)(i) above. In addition, all remaining accumulated payroll deduction amounts shall be returned to the Participant.

(iii) For purposes of Subsection 18(b), an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can adversely affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

22. Term of Plan. The Plan shall become effective upon the Effective Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

28. Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Mateo) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

Exhibit A

Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan

SUBSCRIPTION AGREEMENT

Effective with the Offer Period beginning on:

☐  ESPP Effective Date        ☐  January 1, 200             or        ☐  July 1, 200

Personal Information <modify data requested as appropriate>

Legal Name (Please Print)
(Last) (First) (MI)	Location	Department

Street Address
Daytime Telephone

City, State/Country, Zip
E-Mail Address

Social Security No. – – Employee I.D. No.
	Manager	Mgr. Location

Eligibility Any Employee whose customary employment is more than 20 hours per week and more than five months per calendar year, who has been an Employee for more than three business days and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan (the “ESPP”); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

Definitions Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

Subscription I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

Payroll Deduction Authorization I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 15% of Compensation nor $21,250 per calendar year):

Percentage to be Deducted (circle one)	0%	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%	15%

ESPP Accounts and Purchase Price I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

Withdrawal and Changes in Payroll Deduction I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on two occasions in the aggregate during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after ten (10) business days from the Company’s receipt of the Change of Status Notice.

Perpetual Subscription I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

Taxes I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

Dispute Resolution. The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Mateo) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

Designation of Beneficiary In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:    r I am single r I am married

Beneficiary (please print)			Relationship to Beneficiary (if any)
(Last)	(First)	(MI)

Street Address

City, State/Country, Zip

Termination of ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date (after purchase of shares on such date) within each outstanding Offer Period.

Date:	Employee Signature:

spouse’s signature (if beneficiary is other than spouse)

EXHIBIT B

Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan

CHANGE OF STATUS NOTICE

Participant Name (Please Print)

Social Security Number

Withdrawal From ESPP

I hereby withdraw from the Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan (the “ESPP”) and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

❒	Withdrawal and Purchase of Common Stock

Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Exercise Date. Any remaining balance will be refunded.

❒	Withdrawal Without Purchase of Common Stock

Entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

❒	Change in Payroll Deduction

I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

Percentage to be Deducted (circle one)
	0%	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%	15%

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company’s receipt of this notice, unless this change is processed more quickly.

❒	Change of Beneficiary	☐	I am single	☐	I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary (please print)	Relationship to Beneficiary (if any)
(Last) (First) (MI)
Street Address
City, State/Country, Zip

Date:	Employee Signature:

spouse’s signature (if beneficiary is other than spouse)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

SABA SOFTWARE, INC.

INTERNET

http://www.proxyvoting.com/saba

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

Please mark your votes as indicated in this example X

Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope.

1. ELECTION OF DIRECTORS

To elect two Class III Directors to serve until our 2012 annual meeting of stockholders or until their successors are duly elected or appointed.

Nominees:

01 William M. Klein

02 William N. MacGowan

FOR all nominees listed to the left (except as marked to the contrary)

WITHHELD AUTHORITY to vote for all nominees listed to the left

Withheld for the nominees you list below: (Write the nominee’s name in the space provided below.)

FOR AGAINST ABSTAIN

2. APPROVAL OF THE 2009 STOCK INCENTIVE PLAN.

To approve the adoption of the 2009 Stock Incentive Plan, including the number of shares reserved for issuance thereunder, as a replacement for the Company’s 2000 Stock Incentive Plan.

3. APPROVAL OF THE AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN.

To approve the amendment and restatement of the 2000 Employee Stock Purchase Plan, including the number of shares reserved for issuance thereunder.

4. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

To ratify the appointment by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010.

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting.

WILL ATTEND

If you plan to attend the Annual Meeting please mark the WILL ATTEND box

Mark Here for Address Change or Comments

SEE REVERSE

Signature Signature Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://www.saba.com/company/investor_relations/annualreport/2009Proxy

FOLD AND DETACH HERE

PROXY

SABA SOFTWARE, INC.

Annual Meeting of Stockholders — November 18, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Bobby Yazdani and Peter E. Williams III, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of common stock of Saba Software, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Wednesday, November 18, 2009, at 9:00 a.m., Pacific Time, or any adjournment or postponement thereof.

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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